U.S. SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): November 1, 2001


                        ONE TOUCH TOTAL COMMUNICATIONS, INC.
               (Exact name of registrant as specified in its charter)

                                      Nevada
          (State or jurisdiction of incorporation or organization)

                                      0-09358
                           (Commission File Number

                                    91-1933601
                   (I.R.S. Employer Identification Number)

     1636 Stadium View, Anaheim, California                           92806
     (Address of principal executive offices)                     (Zip Code)

               Registrant's telephone number:  (714) 456-0874

          1630 South Sunkist Street, Suite K, Anaheim, California 92806 (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     Effective on November 1, 2001, the Registrant has moved its executive offices to1636 Stadium View, Anaheim, California 92806.

                                   SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  One Touch Total Communications, Inc.



Dated: November 14, 2001          By: /s/  C. Jay Smith
                                  C. Jay Smith, President